SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2005

                                      CWT

                                  (Depositor)

(Issuer in respect of Countrywide Alternative Loan Trust, Mortgage Pass-Through

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2005


                                      CWT


                          By: /s/ Maria Tokarz
                              ------------------------------
                          Name:   Maria Tokarz
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2005


                             Payment Date: 09/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        49,980,053.87    5.150889%     1,430,574.75    214,534.76    1,645,109.51       0.00       0.00
                        2A1        65,551,207.92    5.565829%     2,307,939.21    304,039.02    2,611,978.23       0.00       0.00
                        3A1        62,310,776.03    5.489967%     1,015,344.49    285,070.11    1,300,414.60       0.00       0.00
Residual                AR                  0.00    5.150889%             0.00          0.06            0.06       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,342,638.01    5.430989%         1,548.69     55,860.61       57,409.29       0.00       0.00
                        B1          2,888,341.14    5.430989%           362.41     13,072.12       13,434.54       0.00       0.00
                        B2          1,837,308.67    5.430989%           230.54      8,315.34        8,545.87       0.00       0.00
                        B3          1,574,550.55    5.430989%           197.57      7,126.14        7,323.70       0.00       0.00
                        B4          1,312,791.51    5.430989%           164.72      5,941.46        6,106.19       0.00       0.00
                        B5            789,957.06    5.430989%            99.12      3,575.21        3,674.33       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        198,587,624.77     -            4,756,461.50    897,534.82    5,653,996.32     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        48,549,479.12              0.00
                                2A1        63,243,268.71              0.00
                                3A1        61,295,431.54              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,341,089.33              0.00
                                B1          2,887,978.73              0.00
                                B2          1,837,078.13              0.00
                                B3          1,574,352.99              0.00
                                B4          1,312,626.79              0.00
                                B5            789,857.94              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        193,831,163.27     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/05


          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    49,980,053.87     5.150889% 12667FZ65    22.890661      3.432776    776.841384
                           2A1    65,551,207.92     5.565829% 12667FZ73    25.313568      3.334712    693.654646
                           3A1    62,310,776.03     5.489967% 12667FZ81    11.486967      3.225103    693.457836
Residual                   AR              0.00     5.150889% 12667FZ99     0.000000      0.552219      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,342,638.01     5.430989% 12667F2A2     0.125359      4.521661    998.954940
                           B1      2,888,341.14     5.430989% 12667F2B0     0.125359      4.521661    998.954940
                           B2      1,837,308.67     5.430989% 12667F2C8     0.125359      4.521661    998.954940
                           B3      1,574,550.55     5.430989% 12667F2D6     0.125359      4.521661    998.954940
                           B4      1,312,791.51     5.430989% 12667F2E4     0.125359      4.521661    998.954940
                           B5        789,957.06     5.430989% 12667F2F1     0.125359      4.521662    998.954984
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     198,587,624.77       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
 Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

Prin balance        53,905,314.26    71,055,353.93    68,870,495.05
Loan count                    103              139              138
Avg loan rate           5.417007%        5.828544%        5.755910%
Prepay amount        1,424,479.83     2,298,893.38     1,008,175.34

                          Total
                          -----
Prin balance       193,831,163.24
Loan count                    380
Avg loan rate                5.69
Prepay amount        4,731,548.55

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

Master serv fees        10,922.98        12,972.80        12,714.71
Sub servicer fees            0.00             0.00             0.00
Trustee fees               415.02           550.23           524.15


Agg advances                  N/A              N/A              N/A
Adv this period          4,784.00        10,190.68        16,993.79

                          Total
                          -----
Master serv fees        36,610.48
Sub servicer fees            0.00
Trustee fees             1,489.41


Agg advances                  N/A
Adv this period         31,968.47

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

                          Total
                          -----
Realized losses              0.00
Cumulative losses            0.00

Coverage Amounts
----------------
Bankruptcy                   0.00             0.00             0.00
Fraud                1,357,144.44     1,979,898.16     1,919,473.08
Special Hazard               0.00             0.00             0.00

                          Total
                          -----
Bankruptcy                   0.00
Fraud                5,256,515.68
Special Hazard               0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           89.554608%           100.000000%            177,842,037.82
   -----------------------------------------------------------------------------
   Junior           10.445392%             0.000000%             20,742,983.91
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           4                 2,057,534.60
60 to 89 days                           1                   519,992.00
90 or more                              0                         0.00
Foreclosure                             5                 3,479,270.00

Totals:                                10                 6,056,796.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            5,653,996.32          5,653,996.32
Principal remittance amount            4,756,461.50          4,756,461.50
Interest remittance amount               897,534.82            897,534.82